Polaris Analyst/Investor Meeting Thursday, July 24, 2008 Las Vegas, NV

Momentum Agenda for Today's meeting

Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10- Q and form S-3 registration statements. Private Securities Litigation Reform Act of 1995 Polaris Industries Inc. Disclosure Litigation Statement

2008 Analyst Meeting Las Vegas Bennett Morgan President & COO

2008 - Momentum Bennett J. Morgan President and Chief Operating Officer

The Goals

- $2.2B in sales by 2009
- $150MM in net income by 2009
- $4.25 earnings per share by 2009

POLARIS The Way Out.

1. Win in the Core

- Grow market share in snowmobiles and ATVs.
- Leverage PG&A and Financial Services to deliver superior total value.

2. Delivering Operational Excellence

- Industry-leading quality in every product line.
- > 5% productivity every year.
- A lean enterprise, driven by robust simple designs and a lean supply chain.

3. Growth - $500MM by 2009

- Victory – 5% share in cruiser and touring segments.
- *RANGER™* – Dominate utility and recreation SxS market.
- International. Expand global presence by $50MM.
- Military.
- Enter at least one new adjacent market segment.

Supported By. . .

People and Culture

- Externally focused employee owners with a can-do drive to consistently deliver outstanding results.
- The best team in powersports.
- Passion to ride and win.

Technology

- Consistent, flawless introduction of compelling new products.
- Class-leading ride and handling.
- Control our destiny in powertrains.
- Class-leading information technology.

Brand

- Ever improving brand awareness and image through stronger, better, and bigger dealer network.
- Consistent advertising and brand support.

Awesome Products... Customer Focused... Results Driven

2008 Year-To-Date Strong first half financial results continue. Exceeding expectations as we did in 2007. Strong business results Outperforming peers in a difficult environment Last night you saw one of the largest new product launches in the Company's history Polaris fundamentals are healthy; momentum expected to continue into 2nd half of 2008 Polaris is Winning - The Strategy is Working

2008 Challenges The economy / outside world is difficult and will remain so through 2008 Housing weakness: home values -7% to -9% in 2008 Oil @ $135+ per barrel; gas $4.00+ per gallon and rising Commodity costs are escalating rapidly. Dow Chemical +20-30% price increases Unemployment has jumped to 5.5% Consumer confidence at lowest point in 16 years The political environment will likely get worse by 2009 Powersports and related industries are tough - no end in sight to downturn. Competitors are struggling. Harley layoffs; significant production cuts Arctic losing money - 1st time in 25 years. Credit markets unstable. HSBC, GE, billions of $'s in write downs... Marine Industry in 2007 was at lowest level since 1965. 2008 is worse. RV industry down 12% YTD - worst year in 20 years US Autos forecasted down 1M+ units in '08 - 1st decline in 16 years Despite This Polaris is Winning . . .

2nd Half of 2008 Expect continued weak consumer economy - high oil prices, continued housing and credit concerns, commodity pressures Comparisons are stronger in back half of 2008 as we anniversary the initial RANGER RZR(tm) shipments Remain confident in achieving our stated operating results expectations for 2008 updated last week: Sales growth of 9% to 11% for full year 2008 EPS expected to be in the range of $3.40 to $3.48 per diluted share for full year 2008 Continue to Execute the Plan

Why Polaris Will Continue to Win 1. Winning in the Core Snowmobile business is healthy again and growing Innovative new product introductions which can grow share Dealer inventory under control but will be driven down further Industry-leading quality

Why Polaris Will Continue to Win 1. Winning in the Core Snowmobile business is healthy again and growing Innovative new product introductions which can grow share Dealer inventory under control but will be driven down further Industry-leading quality Successfully Diversified the Polaris ATV Business Beyond Core U.S. ATVs Side-by-side, International, Military, Canada Higher growth and profitability opportunities

Win in the Core... ATV Unit Sales by Product Category Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.237 0.553 0.005 0.078 0.128 U.S. "Core" ATVs International Military Canada Side-by-Side ATV Contribution (Gross Profit $) by Category Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.45 0.2 0.02 0.17 0.16 U.S. "Core" ATVs International Military Canada Side-by-Side Maintain Momentum in ATV Business Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.09 0.74 0 0.1 0.07 U.S. "Core" ATVs International Canada Side-by-Side Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.17 0.6 0 0.13 0.1 U.S. "Core" ATVs International Canada Side-by-Side 2 0 0 7 2 0 0 4 Less dependent on Core ATV profitability Successfully Diversified Polaris' ATV Business into Segments with Higher Growth and Profitability

Why Polaris Will Continue to Win

1. Winning in the Core
   - Snowmobile business is healthy again and growing
   - Innovative new product introductions which can grow share
   - Dealer inventory under control but will be driven down further
   - Industry-leading quality
2. Successfully Diversified the Polaris ATV Business Beyond Core U.S. ATVs
   - Side-by-side, International, Military, Canada
   - Higher growth and profitability opportunities
3. **Delivering Operational Excellence – Quality, Cost, Speed!**

Operational Excellence objectives:	2010 Goals	2008 Targets
Quality: Most satisfied customers	+50%	+10%
Cost: Reduce system-wide costs	-20%	-5%
Speed: Fastest to meet customer needs	+50%	+15%

POLARIS

MOMENTUM

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2. Achieve Operational Excellence What's the End Game Look Like? 2005 2006 2007 2008 East 23 21 23 28 West 3 North Guidance Dollars (in Millions) 22.0% 21.7% 22.1% Expect gross margins to increase up to 80 basis points in 2008 Sustained Greatness Total Company Gross Margins Most satisfied customers for our products Top Net Promoter Score 75+ Consistent market share gains in all businesses Expanding operating profit margins Continuous non value add waste reduction throughout value chain Most profitable dealers Simplicity and efficiency in everything we do Fastest to meet customer needs 3-year tip to tail response Fastest back end and dealer turns Best, most effective dealers Aggressive re-investment into future growth

Polaris Commodity Consumption Primary Raw Materials (represents approximately 18% of COGS) The costs for these commodities combined, are expected to increase in excess of 100 bpts for the full year 2008 compared to 2007 before steps being taken by Polaris to offset/postpone some of the costs increases. Steps being taken to lessen impact of cost increases: Continue to improve forecasting models Alternate raw material changes where possible Expand LCC spend Pool supplier purchases nationwide Hedge commodities where appropriate Work towards more common platforms Use multiple suppliers to leverage price and availability Implement targeted selling price increases for MY 2009 to offset some of the pressure Transportation cost increases to dealers Steel, Aluminum, Rubber, Plastic, Lead, Copper, Nickel, Diesel fuel (transportation) Minimize Impact to Polaris

Why Polaris Will Continue to Win 4. Growing Aggressively in our Growth Businesses - $200 million+ in 2008 Leading the growing Side-by-side industry - new product innovation, RZR, RZR S, new RANGER platform, RANGER HD, aggressive investment Victory - Vision growth and market penetration - 10th Year in the motorcycle business Military - Leverage new products, new customers - Double it! International - Strong global team, stronger markets, new products, RANGER RZR(tm) Adjacencies - profitable top line growth. Prefer new customer and distribution opportunities. Opportunity identified; team and resource committed to activate Public announcement CY'09 - closer to revenue recognition - competitive purposes Actively investigating additional adjacencies The Strategy is Working

Why Polaris Will Continue to Win 4. Growing Aggressively in our Growth Businesses - $200 million+ in 2008 Leading the growing Side-by-side industry - new product innovation, (all new Sportsman platform, RZR, RZR S, new RANGER platform, RANGER HD), aggressive investment Victory - Vision growth and market penetration Military - Leverage new products, new customers - Double it! International - Strong global team, stronger markets, new products, RANGER RZR(tm) Adjacencies - continue ground work for launch Deliver the Financials while executing through the external fundamentals Market share gains; dealer inventory reduced further 2009 goals still achievable - need about $3.60 per share in 2008 3,200 employee-owners believe we can deliver The Strategy is Working

Implications to Polaris Operational Excellence - Consumer - Quality, Cost, Speed are more critical than ever - Transform Polaris. Cost pressures increasing rapidly Quality - remains job #1: expectations increasing quickly Speed - differentiation and flexibility as a competitive advantage The external environment is rapidly changing our markets and customers. We must continue to innovate! Consumers expecting more - product, service, dealership... We need to make investments and progress towards our long-term strategy. Diversify. More On Road 25%+ More Global 25%+ More Outside Powersports 25%+ Transform Faster, Innovate, Diversify!

The Goals

- $2.2B in sales by 2009
- $150MM in net income by 2009
- $4.25 earnings per share by 2009

POLARIS The Way Out.

1. Win in the Core

- Grow market share in snowmobiles and ATVs.
- Leverage PG&A and Financial Services to deliver superior total value.

2. Delivering Operational Excellence

- Industry-leading quality in every product line.
- > 5% productivity every year.
- A lean enterprise, driven by robust simple designs and a lean supply chain.

3. Growth - $500MM by 2009

- Victory – 5% share in cruiser and touring segments.
- *RANGER™* – Dominate utility and recreation SxS market.
- International. Expand global presence by $50MM.
- Military.
- Enter at least one new adjacent market segment.

Supported By. . .

People and Culture

- Externally focused employee owners with a can-do drive to consistently deliver outstanding results.
- The best team in powersports.
- Passion to ride and win.

Technology

- Consistent, flawless introduction of compelling new products.
- Class-leading ride and handling.
- Control our destiny in powertrains.
- Class-leading information technology.

Brand

- Ever improving brand awareness and image through stronger, better, and bigger dealer network.
- Consistent advertising and brand support.

Awesome Products… Customer Focused… Results Driven

Snowmobile Division Scott Swenson Vice President & General Manager Analyst Meeting July 24, 2008

Product is Everything Dominant Ride and Handling delivering on targeted consumer needs Competitive Powertrain Solutions balancing reliability, performance, and cost Integrated G&A product solutions Differentiate with styling & design Competitive Advantage Price / Value / Quality leader in the industry Drive dealer profitability/loyalty Increased global focus Build the best team in the business Targeted consumer connection - Installed base first Snowmobile Division Goals The Goals... Manufacture the industry's highest quality snowmobiles Grow market share profitably Simplify product plan & processes

Snowmobile Industry Demographics Registered Snowmobiles - U.S. 1.6 million Registered Snowmobiles - Canada .7 million Registered Snowmobiles - Europe .5 million Average Age 41 % Male 90% Married 75% Median Annual Household Inc. $75,000 First Time Buyers 8% Avg. Miles Ridden 1,020 % usually Trailering to Ride 60% Number of Snowmobile Clubs 3,000 + Miles Of Trail 225,000 Avg. Annual Spending per Rider $4,000 Large, Stable and Active Base

State of Snowmobile Market

- Inconsistent snowfall
- Dealer Inventory levels down 40% vs. LY
- Promotional spending moderating
- Dealer profitability up slightly due to increased service business
- Shift to 4-Stroke slowing … 22% of industry sales
- EPA Impacts MY ’10 & MY ‘12
- Price increases

Industry Stable … Snow Will Drive Growth

POLARIS

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Worldwide Snowmobile Industry Retail Industry Up 3% in '08 ... 1st Time in 10 Years

Snowmobile Industry Trend * Season ended March 31

Snowmobile Industry Segments (North America) Growth in Mountains, Crossover & Utility

WORLDWIDE SNOWMOBILE INDUSTRY SALES BY REGION North Central US Northeast US Western US E. Canada W. Canada Central Canada International Pie 2 0.19 0.14 0.16 0.13 0.09 0.1 0.21 2007/2008 Polaris Growth Opportunities in Int'l/Canada/NE

Operational Excellence Quality Customers are relatively happy; industry net promoter score (NPS) @ 66% Polaris driving to be #1 in industry for MY '09 (NPS & PP100) Speed Simplification drives speed ... Polaris 50% reduction in models over the last 5 years Developing program cadence Cost Big Focus on Dealer Inventory ... Polaris down 60% in 2 years Polaris fixed costs down 25+% from peak Quality is #1

Polaris is Focused on the Customer #1 Ride & Handling 83% of customers rate it 1 or 2 - Rear Suspension - Weight - Front Suspension - Stability - Steering #2 Engine 72% of customers rate 1 or 2 - Durability - Fuel Economy - Horsepower to Weight - Acceleration - Ease of Starting #3 Ergonomics 37% of customers rate it 1 or 2 - Seat Comfort - Wind Protection - Seat Height - Seat Length - Headlight #4 Style 21% of customers rate it 1 or 2 - Body - Seat - Hood - Decals

EPA Implications Polaris Solid plan for emission compliance through MY '12 Technology continues to drive margin pressure Mix of cleaner 2 stroke & 4 stroke engines Dealer More sophisticated engines Technical training is critical Consumer Improved performance/durability Added reliance on dealer for more complex service Price premium for latest technology Polaris Well Positioned, Positive for Industry

Calendar Year 2008 Outlook New Product Intro Went Well Build is up; revenues expected to grow double digits 800 Expansion into all Segments Shift Expansion into Entry, Crossover & Mountain Snow check sales up 50% International utility growth focus: FS WideTrak & Russia Focus communication on Installed Base Build on Race Success ... Won 60% of races '07/'08 Continue aggressive quality improvement Grow market share while continuing to reduce dealer inventory Speed as a Competitive Advantage

Parts Apparel Accessories Financial Services Analyst Meeting July 24, 2008 Scott Swenson, General Manager

COMPETITION: Aftermarket: i.e.; Parts Unlimited, Tucker Rocky, MotoVan, Indirects: Other OEM's WHAT IS PURE POLARIS? Service Parts, Accessories, Apparel & Retail Financial Services 50,000 SKU's, $300+ Million in Sales in 2008 Highest Operating Margins

Growth Initiatives Merchandising - Make retail environment sizzle Markets - International - Military - New Channels Quality - Ship the dealer accurately what he wants when he wants it. - Easiest to order from Pure Polaris Team - Strongest in the business The Pure Polaris Goals . . . . Grow revenue faster than wholegoods Grow operating income faster than sales Industry leading product and service quality Grow retail financial services income Product Innovation & Integration Parts - 98+% availability - Margin expansion Accessories - Easiest to accessorize - Solutions/Versatility - LCC Sourcing Apparel - Closest to dealer/consumer - Rider focused approach Financial Services - Maximize approval rates - Find Growth outside Retail Credit

PG&A SALES GROWTH '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 14% 16% 14% (3%) 10% 10% 12% (1%) 9% 10+% $=millions

ATV & SxS, 72% PRODUCT MIX BY GEOGRAPHY 2007 PG&A REVENUE MIX PRODUCT MIX 2007 BY PRODUCT LINE PRODUCT MIX 2007 BY BUSINESS UNIT

PG&A Growth SxS, Victory & International Driving Growth

SALES/DISTRIBUTION (North America) APPROACH Drive every day profitability Focus resources on "power" items Focus resources on top dealers - Free fixtures and signage - Dealership merchandising support - Tiered Freight Programs Simplify order process for dealers - Automated on-line form - Factor in order history - Easy daily orders Drive salesperson effectiveness - Target right message to right dealer - Identify product opportunities - "Go - To - Market" Guides EXECUTION Vermillion, SD distribution center - 256,000 sq. feet... 125,000 sq. ft. expansion 1/2008 - State of the art Facility Ship what the dealers want, when they want it, accurately - 97+% fill rate - 99% of orders received by 3 pm shipped same day - 99% pick/pack/ship accuracy Freight - Free freight on daily orders > $300 - Tier level determines timing (1-5 days)

INNOVATION DRIVES SALES

PURE POLARIS

RANGER: 80 New Accessories
- **Cabs**: Bestop Hard & Soft, Steel, Modular, Canvas, Crew, Accessory
- Polaris 4,500 lb. winch
- Brushguards: Extreme/Pre-Runner
- Lift & Carry (with RANGER HD)
- Plows: Boss, Glacier II
- Lock & Ride Expansion

RZR: 60 New Accessories
- Brushguards: Aluminum
- Custom Seat
- Custom Paint
- Fender Flares & Protection
- RZR S

VICTORY: 60 New Accessories
- 2 into 1 Exhaust
- Vision Accessories
- Cruiser "Multi-Fit"

ATV: 60 New Accessories
- Polaris Winch 3,500 lb & 2,500 lb.
- Brushguard: Extreme & Deluxe
- Wheels/Tires: 15" … 6 total
- XP Injection Molded Rack Extenders
- XP Front & Rear Cargo Boxes
- Touring Rear Cargo Bag

APPAREL
- Demon Helmet
- Racing Apparel: Jacket, Pants, Jersey
- Chest Protector/Armor

LICENSING: Build the Brand
- Ride On Toys: RZR & Sportsman
- Remote Control Toys
- Decals
- Bicycles

PureAnalyst 708 8

RETAIL FINANCIAL SERVICES Focus is Approval Rates - Retail Credit mix has shifted to installment in 2008 - Overall approval rates are flattish and above 40%. Regional differences ... South is tough. - Through the door and approved FICOs down slightly but not material - Finance penetration rate flat at 40% YTD Relationship Status - HSBC Revolving: Agreement through 2010, currently in litigation - GE Installment: Agreement through 2010 - Extended Service Contracts: Wachovia - Consumer Vehicle Insurance: Markel Insurance Focus is Helping Dealers Maximize F&I - Approval rate maximization: installment vs. revolving, local sources, underwriter negotiation - Up sell promotional ESCs - Payment processing cost down - Maintenance programs Income Is Disappointing (millions) 2008 Est.

TAKEAWAYS PG&A growth is balanced across all product lines and regions - Sales up double digits in 2008 - Innovation drives growth ... 200+ new accessories - Integration with vehicles at an all time high - SxS & Victory continue to provide growth opportunities Continue to be highest margin opportunity for both Polaris and its Dealers Operational excellence focus - Industry leading product and service quality - System wide cost down with a focus on inventory reductions Financial Services is challenging in the short term - Maximize approval rates ... installment is helping mitigate revolving challenges - Leverage promotions to drive vehicle sales

Analysts Meeting July 23rd, 2008 Las Vegas, Nevada

Topics Overview The Destination The State Of The Brand The State Of The Business Road Map For The Future Road Map For The Future Road Map For The Future Road Map For The Future Road Map For The Future Road Map For The Future Road Map For The Future

Overview Victory, The New American Motorcycle. Launched In 1998. First Day Of Production July 4th. First Model, 1999 V92C. 2009 Model Year - Our 10th Anniversary. Competing In Premium Cruiser & Touring Segments (> 1,400 cc). Large, Attractive Segments. High Selling Prices & Margin Opportunity. Relatively Few Competitors. Segments Have Been Growing. Driven By Demographic & Lifestyle Trends. Currently Soft Due To Macro- Economic Conditions. Outlook Remains Bright. Key Competitors: Harley-Davidson, Honda, Yamaha. In These Segments, Riders Aspire To Own American Brands - Perceived As Premium.

The Destination Originally Viewed As $300 - 500 Million Long -Term Opportunity. 10th Anniversary Great Time To Reflect On Our Progress And Look To The Future. Motorcycles Are A Key Pillar Of Polaris 10 Year Strategic Plan: Growth, More On-Road, More Global. We Believe By 2017, $500 Million + Is Attainable. Focus First On U.S., Then Canada & U.K., Then Expand Internationally.

The State Of The Brand - Positioning New / Modern Old / Heritage Import Brand American Brand Note: The above logo's are register trademarks of the respective companies

From: To: From: To: From: To: Evolved The Brand

Victory DNA: Modern Rendition Of Traditional American Cruisers & Touring Motorcycles. Dynamic Lines Giving Strong Sense Of Motion. Long And Low Proportions. Smooth Flowing Lines. Clean And Minimal Look. Refined Surface Details. Signature Lights.

Dynamic Lines Giving Strong Sense Of Motion Long And Low Proportions Smooth Flowing Lines Smooth Flowing Lines Smooth Flowing Lines Smooth Flowing Lines Smooth Flowing Lines Smooth Flowing Lines Smooth Flowing Lines Smooth Flowing Lines Smooth Flowing Lines Smooth Flowing Lines Traditional Fender Victory Fender Fender Profile Accelerates Away From The Tire, Unlike Traditional Fender

Clean And Minimal Look Refined Surfaces And Details Refined Surfaces And Details Refined Surfaces And Details Refined Surfaces And Details Refined Surfaces And Details Refined Surfaces And Details Refined Surfaces And Details Refined Surfaces And Details Refined Surfaces And Details

Victory Vision Tour - Flagship Brand Statement

Grown To ~ 85% Awareness Among Cruiser & Touring Owners, And Those Interested. Of Those Familiar, Describe Victory: Made In America 76% Is An Up & Coming Brand 66% Has Custom Inspired Styling 62% Is Modern 62% High Level Of Performance 55% Stands Out In A Crowd 53% Is A Cool Brand 47% Is A Motorcycle I'd Feel Good About Owning 44% Is A Premium Brand 40% Will Be Around The Next 50 Years 38%

State Of The Business - Industry Trends U.S. Market Overall Grew 15 Consecutive Years To More Than 1 Million New Units In 2006. Cruiser & Touring Growth Driven By Baby Boomers - Riders Graduating Up To Cruisers & Touring, Returning Riders. Market Growth Began Slowing Two Years Ago With Higher Gas Prices. 2007 Market Down ~ 7% Overall. Premium Cruisers & Touring ~ 7% As Well. YTD Overall Market ~ Flat Helped By Scooters & Smaller Motorcycles. Premium Cruisers & Touring Down ~ 6% YTD '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 Units 306000 297996 323165 346966 416094 515468 658908 788369 862350 922431 965399 1008994 1022322 948464 Victory Continues To Outperform The Market & Grow Share U.S Market - Total New Unit Sales

2005 2006 2007 2008 Sales 99 113 113 100 5 ($ in millions) Victory Motorcycles Victory Sales 2008 Objectives: Penetrate the luxury touring market segment with a full year of Vision models Grow market share Maintain industry-leading quality Strengthen dealer fundamentals Guidance Sales expected to decline low double digits for year Custom Cruiser - Vegas Classic Cruiser - Kingpin Muscle Cruiser - Hammer Extreme Custom - Jackpot Touring (Soft) - KP Tour Touring (Hard) Luxury Touring Opportunity Vision Tour(tm) Vision Street(tm) Victory Remains Long-Term Growth Opportunity For Polaris

Victory Vision Launch Update Record 40 Million Impressions Generated From NYC Launch. ~ 1 Million Visits To Vision Website Section. Production & Initial Shipments Started As Scheduled. Retail Sales Slightly Behind Plan As Touring Segment Down Vs. Forecast. Strong Gains Have Begun In Touring Market Share. Dealers Enjoying Nice Incremental Profits. Customers Satisfaction At Record Levels: 80 Net Promoter Score. Two Major Industry Awards: Motorcycle Of The Year & Cruiser Of The Year (Cruising Rider & Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines). Motorcyclist Magazines).

Demographics Who Buys Victory & Why? Men 35-54 HHI $80,000+ Already interested in cruiser Some College Enjoy working with their hands Patriotic Buy American Riders - 10+ years experience

Attracting A Broader Audience Vegas 8 Ball Hammer S Vegas Jackpot Kingpin Vision Tour Median Age 35 44 46 49 51 Median Years Riding 10 20 20 30 30+ Median Income 64 94 88 93 91 Median Transaction 13.5 19 20.2 18 21 Parts & Accessories 1.0 1.0 1.4 1.5 1.5 Riding Gear .2 .3 .4 .4 .5 Extended Service Contract .9 .8 .8 .7 1.2 % Female 7% 2% 2% 4% 2% % Married 45% 77% 68% 72% 77% % College 24% 32% 30% 30% 26% New 2008 Vegas Low Buyers: 42% Female

Why Customers Buy Victory Why Customers Buy Victory

Customer Satisfaction Victory Owners 94% Satisfied Victory Rated Highest In Ownership Satisfaction 4 Years In A Row Victory Owners Now Highest Intent To Repurchase Same Brand Also Most Likely To Recommend Their Brand Victory Dealers Ranked # 2 In Both Sales & Service Satisfaction Satisfaction Satisfaction Satisfaction Satisfaction Satisfaction Satisfaction Satisfaction Satisfaction Satisfaction Satisfaction Satisfaction Satisfaction

Victory Road Map Positioning Our Motorcycle Business For Significant Growth Continue Building The Victory Brand. Leverage The Highest Customer Satisfaction, Intent To Repurchase & Refer In The Industry. Continue To Expand The Model Line-Up Into New Segments & Gain Share In Existing Segments. Continue To Strengthen Our Dealers By Helping Grow & Improve Their Profitability With Victory. Expand Into More Important International Markets.

Polaris International Analyst Meeting Las Vegas, July 24th, 2008 Truls Tvete

International At A Glance Approximately $2B Marketplace ^90 Employees 7 Subsidiaries, 40+ Distributors, 100+ Countries, 1500+ Dealers Challenges: Cultural, Language, Time, Currencies

International 2008 The Sales Growth Continues 2006 Actual: $233MM 2007 Actual: $258MM 2008 Projected: $320-325MM Gaining Share in Most of our Key Markets Big Growth Opportunity Still Remains We have the Best Products Ever and There's More on the Way

International Sales as a % of Total Sales

International Growth

International Specialities On Road ATVs in Southern Europe Utility Usage in Northern Europe No Significant Ranger Sales (Until RZR) 2, or Even 3 Years Product Warranty Dealers Carry Limited Inventory

Polaris vs. the Competition Close to the Customer Enthusiastic Riders Flexible, Lean Organization Focused Approach Having Fun !

International Structure HUB 1 Northern Europe 4 subsidiaries 7 distributors HUB 2 Southern Europe, Middle East, Africa 2 subsidiaries 18 distributors HUB 3 Asia, Pacific 2 subsidiaries 7 distributors HUB 4 South America 7 distributors One of the "BRIC's" in each hub 42% % of Est. 2008 Sales 41% 10% 7%

Biggest Markets Country ATV/SxS Snow ATV trend Snow trend PII position France 49500 300 Germany 23000 250 Aus/NZ 20000 300 Sweden 8800 9000 Finland 8500 7000 UK 15000 100 Spain 10500 100 Italy 10500 100 Norway 5500 4200

International Product Mix Most profitable product line Mixed distribution strategies No. 3 in Scandinavia High utility and touring usage Innovative products No. 1 in Europe in ATVs Most complete line-up SxS is 25% of total ATVs Products (% of Projected 2008 Sales) ATVs and SxS 71% Snow 12% PG&A 15% Vic 2% Sales growth ramping-up Profitable market opportunity

More than half of revenue through subsidiaries (55% in 2008) Independent distributors are growing fast too International Distribution Mix $83 MM $90 MM $141 MM $194 MM $233 MM $233 MM $258 MM $320-325MM (est.)

International Growth Opportunities New Products at Current Markets (RZR, Victory) Develop Usage in Current Markets Gaining Market Share in Current Markets New Market Expansion (CE, Brazil, Russia) More Subsidiaries/Dealer Direct Markets

International Side-by-side Marketplace Commercial Agriculture Military Recreational 0.17 0.32 0.05 0.46 RANGER RZR(tm): Game Changer! Market Segments (est.) Geographic Market Splits Global Hub #4 Global Hub #3 Global Hub #2 Global Hub #1 0.14 0.2 0.35 0.31 Very small market today - less than 20,000 units annually Attractive longer-term market growth opportunity (+25%) RANGER RZR(tm) fits the largest segment - recreation

Initial Victory Market Rationale 8,072 Aus/NZ 6,930 Other 2,946 Spain 3,631 Italy 3,781 Scandinavia 4,994 UK 54,661 TOTAL 7,331 Germany 11,316 Japan 5,660 France Market Volume Figures relate to Premium Cruiser & Touring models (+1,400cc) Focussed launch in 8 markets giving 67% market coverage 6 of 8 countries controlled through subsidiaries

Wrap Up Positioned for Future Growth Flexible and Strong Team Focused on Winning

N.A. Sales & Corporate Marketing Mike Jonikas - Vice President July 24, 2008

N.A. Sales & Corporate Marketing The Goals: The Foundation: 1. Grow Share & Reduce Inventory High Performing Team Proactive planning 2. Drill Order & Shipment Goals Integrated across entire Polaris enterprise Externally oriented to deliver results 3. Operational Excellence Polaris passion - our advantage! The Value Driver: Transform Go-to-Market Business Model Retail Pull Demand: maximize customer traffic, consumer satisfaction Durables Push: increase sales closing rate, Max Velocity Program Win On The Sales Floor - Together With Dealers Win On The Sales Floor - Together With Dealers

N.A. Dealer Network Overview Optimism Improved Cash Flow w/Polaris Lines Reduced inventory & interest $ expense Solid RANGER & Vision retail selling margins Snowmobile fundamentals (quality, snowfall, turns) Accessorized vehicle sales (better transaction $ ring) Awesome New Polaris Products Improved Dealership Cost Controls "Mom & Pop" store now more likely to ride this out More Effective Victory Network Sales & service experience for consumers 3rd party assessments (JD Power, Pied Piper) Operational Excellence Potential Opportunities Bumpy U.S. Economy & Industry Retail Sales Particularly in hardest hit housing markets Large footprint dealerships Impacting some dealerships' investment to drive sales Nominal amount of Powersport dealership quits Further Cash Flow Improvement Accelerate ATV & Victory retail sales velocity Continue to work down ATV & Victory inventory levels Transformation of Go-to-Market Model Successful test pilot results with Max Velocity Program Phased roll-out into Northeast U.S. sales region Improved Dramatically During Past Several Years Healthier Position Relative To Competitors

Transform Go-to-Market Business Model Retail Pull Demand brand preference before the store Maximize Customer Traffic awesome products, effective marketing Consumer Satisfaction next frontier beyond product quality Durables Push win on the sales floor - together with dealers Increase Sales Closing Rate salesperson training & loyalty Max Velocity Program retail sales, inventory turns, market share Flow cost & speed Cost reduce system-wide inventory Speed shorter purchasing supply lead times mixed model production faster new product development cycle times Operational Excellence - Across Entire Polaris Enterprise Retail Pull Demand Durables Push Flow Consumer Demand Consumer Purchase Stocking Logistics Value Added Raw Materials

Maximize Customer Traffic

Product Line	Awesome Product	Effective Marketing
ATV	99% new Sportsman XP 2-up Sportsman Redesigned Outlaw	+64% Advertising Impressions 1 Million Installed Owner Base
SxS	Work - new *RANGER*, Crew, HD Play - RZR, RZR S	+101% Advertising Impressions
Snow	Core - 600 SDI Ultimate - 800 SDI, RMK	Retail Blitz Periods Weather Triggered Advertising
Victory	Cruiser - Vegas, Hammer, Jackpot Touring - Vision, Kingpin	+25% Advertising Impressions OEM Demo Program
Pure	Unmatched Vehicle Integration Better Consumer Experience	Integrated With Wholegoods

On The Gas To Win!

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Maximize Customer Traffic Co-op Media Events stronger "buy Polaris now" advertising presence Polaris coordinated for increased impressions (media purchase leverage) Polaris network = 3 events (Mar/Apr, Aug/Sep, Nov/Dec) Victory network = 2 events (Apr/May, Aug/Sep) Hot Prospects connecting prospects with local dealership Polaris captures consumer prospects & directs to local dealership Implementing contact management program for dealer salespeople Creates more structured follow-up process Follow-up cadence = 2 days, 1 week, 1 month Effective Retail Selling Tools

Consumer Satisfaction Next Frontier Beyond Product Quality Consumers tell others to buy Polaris product To purchase Polaris product at specific dealer To service Polaris product at specific dealer Strong Consumer Word of Mouth Across Entire Enterprise - Including Dealers

Increase Sales Closing Rate Salesperson Training knowledgeable salespeople are more effective Live In-Market "Way Out Training Tour" "Victory Selling Skills" On-Line "Know The Way Out" modules Salesperson Loyalty capture their hearts & minds Create Incentive To Be THE Best Sales fundamentals: training, defined goal, competitive spirit Polaris network: "Top Gun" Victory network: "Sales Ambassador" Polaris Wins Jump Balls On Sales Floor "My Polaris Rewards": frequent seller merchandise program Thrust Periods: Feb/Mar, Apr/May, Aug/Sep, Nov/Dec Effective Retail Selling Tools

Max Velocity Program Maximize Retail Sales Maximize Inventory Turns Maximize Market Share High Frequency of Business Management (bi-weekly) Across Entire Enterprise - And At Dealership Level

Maximize Retail Sales Defined "stepped" sales process at dealership level Joint bi-weekly retail planning and execution (dealer & Polaris sales) Common metrics via Traffic Log Pro logging system Maximize Inventory Turns Merchandising minimum stocking levels (ATV & RANGER SxS) Joint bi-weekly planning and re-orders (dealer & Polaris sales) Enabled by shorter purchasing lead times & mixed model production Maximize Market Share Awesome product and effective marketing Plus ... maximizing retail sales and inventory turns Max Velocity Program High Frequency of Business Management (bi-weekly) More Consistent Planning & Execution Across Network

Test Pilot Dealer Response (play video) Max Velocity Program

Significant Change To Powersports Model Across entire Polaris enterprise Dealer retail sales process commitment Phased Roll-out Strategy ATV & RANGER SxS initially Fall 2008 = 175 dealers in Northeast U.S. Future = 75% of North American retail sales Max Velocity Program Transforming Go-to-Market Business Model

N.A. Sales & Corporate Marketing The Goals: The Foundation: 1. Grow Share & Reduce Inventory High Performing Team Proactive planning 2. Drill Order & Shipment Goals Integrated across entire Polaris enterprise Externally oriented to deliver results 3. Operational Excellence Polaris passion - our advantage! The Value Driver: Transform Go-to-Market Business Model Retail Pull Demand: maximize customer traffic, customer satisfaction Durables Push: increase sales closing rate, Max Velocity Program Win On The Sales Floor - Together With Dealers Win On The Sales Floor - Together With Dealers

ATV 2008 Plan $1.0B Grow Military Globalize Diversify Core Best ATV Ever Sportsman XP 99% New More Power Better Ride Industry Leading Quality Flawless Global Launch 1M Sportsman Owners Gain Share + Reduce Inventory + Grow Profit 2008 2007 Operational Excellence Quality Improve Net Promoters Reduce Warranty Cost Reduce Inventory Speed Healthy Dealers Time To Market 1. Defend Sportsman North 2. Attack Outlaw South Gain Share Grow Profit > Rev

Sportsman XP Best ATV Ever Gaining Share Winning In Core with 500HO & #1 in 2Ups Reducing Inventory 5 year Low Diversifying Growing International + Military Business We Are Winning in a Tough Market! ATV YTD 2008 Summary G G Y G

Growing Sales & Share In Our Core FS Sportsman YTD NA Retail + 5%

Polaris Is Gaining Share With Sportsman Losing Yamaha Suzuki Kawasaki Polaris Honda Can Am Arctic YTD N.A. Market Share Gaining

N.A. ATV Dealer Inventory 45% Less Inventory Over 3 Years

Only Truly Committed Will Win Very Tough Market Industry Sport Youth Entry Level Dealer Inventory Still Too High N.A. ATV Situation

Most Are Downshifting in ATVs Little / No News Honda Arctic Kawasaki Suzuki Chinese Polaris Can Am Yamaha Competitive ATV News Still Aggressive

American Tough Leading The Industry & Playing to Win Polaris Is Committed To Winning Continue Taking Down Dealer Inventory 2H Plan Aggressive Marketing Support Polaris Market Share MY09 Innovation Power Ride

Biggest News In A Decade ATV MY09 Product Overview Grow With Sport Dominate Youth Stronger In Every Segment #1 2 ups Stronger Core Take Back Big Bore

Grow With Outlaws DUNES 525 S TRAIL 525 IRS TRACK 450 MXR Most Complete Line Of Sport ATVs

Dominate Youth Fun, Safe and Cool - Only From Polaris Ranger RZR 170

Grow & Lead With 2 Ups The Only Growing ATV Segment The Most Profitable ATV Segment Polaris Is The Leader - Best Sales + Best Product #1 In 2-up ATVs ATV of the Year + #1 Seller

99% New. More Power. Better Ride. All-New Sportsman XP

Marketing Summary 1. Creating More Demand ++++ TV / PRINT / PR / Online 1,000,000 Direct Mail / DVD Way More - Way Easier 2. Easiest To Sell I Touch / Videos / POP

Totally Committed To Win - No One Is Even Close ATV N.A. Plan Driving Traffic & Strengthening Brand Grounded Order # Despite Tough Market Leading Wholesale & Retail Programs Gain Share Reduce Inventory "Killer" MY09 Product "Killer" MY09 Product

Diversify Core $1.0B 2007 2008 2007 2008 Globalize #1 in Europe EU Tractors On Road Focus Emerging Growth Russia - India - Brazil Sportsman + Military Grow Globalize Diversify N.A. Core Broaden ULTV Reach Build Relationships Army + Marines + AF + Int'l Grow! Grow Military #1 in Military & Europe

Polaris Defense Demand For ULTVs Growing Forces More Expeditionary - Efficiently Deployable Low Cost Alternatives To HUMVEE Will Be Necessary Multi-Capable / Functional Vehicles Will Be Critical Global Military Demands Growing-Need Is There Polaris Positioned To Be #1 Player In ULTVs Affordable Utility / Mobility In Tactical Role (All Terrains) Great Utility In Combat Support Role (Inside the Wire) Dual Use Capability - National Guard & Homeland Defense ATV + SxS "Multi-Fuel" Product Line - COTS John Deere Primary Competitor - But With Limited Solution Positioned Well for Long Term Opportunities

Department of Defense

Department of Defense

Low Cost Solutions 1 Xtreme Performance In The Most Demanding Conditions Weapons Mount Mission Utility Snow Track Kit Water Crossing Rugged Terrain Self Recovery Vehicle Capabilities

Polaris Defense $1.0B 2007 2008 2007 2008 More Sales Full Line ULTV Gas JP8 Base MV Parts / Accessories More Products More Customers Long Term Growth Opportunity Army / Air Force/Special Forces National Guard - 30+ States Foreign Militaries - 13 Government Contractors incl: Boeing, BAE, DynCorp Federal Agencies incl: Homeland / Border Patrol Growing Revenue & ROI E E E

ATV Business Polaris Is On The Gas in ATVs Winning in the Core Gaining Share in N.A. ATVs with Sportsman & Outlaws Industry Leading MY09 Product Sportsman XP + 2Ups + Sport + Youth Strengthening Fundamentals High Quality + Building Brand + Lowering Inventory Diversifying Business International + Military Business Growth

July 2008

AGENDA Market Overview Industry Trends RANGER Performance RANGER - The Future 2

Side-By-Side Market Overview 3 3 Segments Utility: Ag / Multi-Acre Home / Hunt Commercial: Gov't / Landscape / Golf Recreation: Trail / Dunes / Desert / Sport Core Usage Carrying: Small to Medium Loads Transportation: Gear / Family / Friends Hauling / Dumping: Rocks / Dirt / Mulch / Feed / Etc. Hunting: Gear In / Game Out Recreation - Trails / Private Land / True Sport RANGER Focused on Utility and Recreation

Commercial Segment Utility Segment Recreation Segment Commercial 48000 145000 70000 COMMERCIAL / INDUSTRIAL 18% of Market 2% = 3 Yr CAGR RECREATION SEGMENT 27% of Market 71% = 3 Yr CAGR UTILITY 55% of the Market +11% = 3 Yr CAGR Side-By-Side U.S. Market 2007 4 Utility Largest - Solid Growth Recreation - Rapid Growth

2004 2005 2006 2007 SxS Market 165000 202000 237000 263000 Side-By-Side U.S. Market Growth Solid Market Growth Through 2007 3 Yr CAGR = 17% $2.1 Billion Market 5 263K

RANGER Customer Profile Distinct Customers - RZR 80% Incremental RANGER = 47 Year Old Male With $80K Household Income Who Hunts, Farms, or Works on Land 6 RANGER RZR = 40 Year Old Male With $96K Household Income Who Wants to Trail Ride, Hunt or Sport Ride

2005 2006 2007 2008 Est. RANGER 291 336 529 772 RANGER Revenue Performance Strong Retail Performance 3 Yr Revenue CAGR = 38% 7

2005 2006 2007 2008 Est. RANGER 84 104 169 244 RANGER Financial Performance Profitable Growth 3 Yr Gross Profit CAGR = 43% 8

2007 Competitive Summary Strong Competition - More Expected to Enter #1 Polaris Most Complete Line-Up #2 Yamaha Rhino - #1 Recreation Brand #3 Kawasaki Utility + New Segments Deere Brand + Distribution #4 Kubota Distribution - "Tractor Like" Club Car Golf & Turf EZ-GO Golf & Turf RANK MFG STRATEGY 9 Share TREND

Build A Dominant Side-By-Side Vehicle Business Expand RANGER AND RANGER RZR Operational Excellence to Drive Growth #1 Quality Side-By-Side Vehicle Strongest Side-By-Side Dealer Network Expand Globally RANGER Strategy DOMINANT SIDE-BY-SIDE VEHICLES 10

2009 RANGER Video 11

Hardest Working, Smoothest Riding Ever Built 12 Expand RANGER 2009 + All NEW RANGER Adjustable Dual A-Arms Industry Best Ergonomics 140% More Storage More Travel / Clearance All NEW RANGER HD Variable Assist Power Steering Exclusive Self-Leveling Shocks Custom Paint, Wheels, Seats Lift & Carry Accessories

RZR Line-Up Doubles for 2009 - Distinct Targets 13 Expand RANGER RZR 2009 + Red Hot RZR Trail / Hunt / Sport Only Trail Capable 50" Wide Fastest Accelerating / 55 MPH Lowest Center-of-Gravity All NEW RZR S Dunes / Desert / Open Spaces Power: 800 H.O. - 63 MPH Premium Long-Travel - 60" Wide Custom - Fox Shocks, Paint, Wheels, Tires

Ultimate Work to Ultimate Performance 14 2009 RANGER Line-Up RANGER Hardest Working, Smoothest Riding RANGER CREW Hardest Working, Smoothest Riding Multi- Passenger RANGER HD ULTIMATE Hardest Working Smoothest Riding RZR 50" Only trail capable Razor Sharp Performance - Trail, Hunt, Sport RZR S 60" ULTIMATE Sport Razor Sharp Performance - Dunes, Desert, Open Spaces

RANGER Operational Excellence Strategy #1 Customer Preference = Core Long-Term Strategy 15 RANGER Most Preferred By... Consumers - #1 Net Promoters Throughout Ownership Dealers - Preferred vs. Any Competitive SxS Suppliers/Partners - Profitable / Efficient Partners Delivered with Operational Excellence Quality - #1 and Expanding Cost - Lowest Total System Cost Speed - Fastest in the Market

Operations Max Efficiency Reduce lead times Manage inventory while growing Improve dealer, supplier, Polaris Balance Sheets Supplier lead times reduced 50% Dealer inventory healthy 2008 Operational Excellence Plan Efficiency + Preference = REAL Power Of Op Ex 16 Go-to-Market Retail Focused Dealer focus on retail vs. inventory Right product at the right time $ focused on retail vs. wholesale NE Region Test Market 2H 2008 Speed Innovate Fastest Fastest new products Rapid consumer feedback Right product / Right Time Crew / RZR S - 1 Yr Faster Than Past The Plan Results

2005 2008 Est. RANGER 1115 1410 Strongest N.A. Distribution Network Strategically Adding High Quality Dealers 27% More Dealers N.A. Over 3 Years 17 Distribution Fewer dealers than competitors Approaching 90% of ATV With LOWER days supply

2005 2006 2007 2008 Est. RANGER 12 13 24 64 Expand RANGER Globally Excellent International Growth Opportunities 3 Yr Revenue CAGR = 75% 18 Global RANGER RANGER Solid RZR Strong Start Opportunities Exist Investment $ Supports

#1 - Build off RANGER & RANGER RZR 19 RANGER Summary RANGER Hardest Working, Smoothest Riding RANGER RZR Razor Sharp SxS Performance

RANGER Summary Industry Solid Growth RANGER Performance Strong 2009 Aggressive Growth Plan Continues RANGER Future Is Bright 20 RANGER Financial Momentum Accelerating

Thomas C. Tiller Chief Executive Officer

The Past Ten Years Polaris Industries Inc. The Past 10 Years Sales and EPS Sales Up 9% to 11% Sales up 88% EPS up 121% (1997 - 2007) EPS $3.40 to $3.48 (+10% to +12%)

Total Return to Shareholders January 1, 1998 thru July 17, 2008 Total Return to Shareholders

Important Accomplishments Growth - roughly doubled in size Successfully grew to #1 in Side-by-Side business First company in 60 years to successfully enter motorcycle business Increased global presence - established 7 subsidiaries Substantially upgraded facilities, processes, and technology Much improved product quality Successfully grew PG&A business Launched military business Built and developed a very strong team Delivered consistently with an innovative, ethical culture

Disappointments Lost market share in snowmobiles and ATVs Decline in Sales / EPS in 2006 Failed to complete KTM transaction Closed PWC business Polaris Professional Series Financial Services Retail Credit with HSBC

Future of Polaris 10-Year Strategy Direction

Polaris' World is Changing Some core markets declining The demographics and macro trends are starting to become more challenging Our world is truly global Worldwide supply chain 24/7 media Global competitors Polaris has strong market positions today but we cannot stand still. We never have before. The Rate of Change and Challenge is Escalating Rapidly

Macro Trends Present Challenges to Polaris' Core Markets Urbanization - people are moving to cities Decline of hunt and farm consumers Aging population in North American and Europe Population trends away from Polaris' traditional core customers Consumer lifestyles Higher costs of energy - green movement Globalization Climate change These Trends Are Not Favorable to Polaris 10 Years Out

10 Year Direction - Process Overview 3 study groups with Board members and management Blank sheet of paper - several options considered Two areas of focus: 2007 - 2010 - Medium Term 2011 - 2017 - Long Term Expect Polaris to be successful over both periods $5 Billion in sales by 2017 is an aggressive goal, but is achievable with sensible investments and good execution

Conclusions - Medium Term - Through 2010 Polaris is in a much better position today vs. 18 months ago The basic strategy is working We are optimistic about the medium term (through 2010) Good top line growth through 2010 EPS growth faster than sales through 2010 The product plan is very strong for the next several years Main Drivers Aggressive Ranger SxS growth Protect core. ATVs and snowmobiles Respectable growth in military, international, sport and adjacent markets Victory touring market build out Operational Excellence There are several "moving parts" to the plan which must be integrated and delivered "Transformation" of the existing business through Operational Excellence Several big product launches Diversification (launching of adjacent markets and globalization) More Global. More On Road. More Outside Powersports.

Long Term Vision - Through 2017 (10 Year Plan) The existing business is likely to be attractive, but more challenging, ten years out. Many key macro changes will be working against us in our existing business (land access, green movement, demographics, etc.) The keys to long term success of our existing business are: Leading the side-by-side category, which should continue to grow. Transforming the business through Operational Excellence Building a large motorcycle business focused on cruisers, touring, and possibly additional categories Defending the ATV and snowmobile markets as they change. In addition to our existing businesses, we must diversify intelligently Build a more global business > 25% of total sales Build a more on road business > 25% of total sales More outside powersports > 25% of total sales $5 Billion in Sales is Possible if Successful

Thank You Questions?